UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 11, 2003

                             SUMMIT BANCSHARES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Texas                       0-11986                  75-1694807
------------------------     ------------------------   ------------------------
(State of Incorporation)     (Commission File Number)   (I.R.S. Employer ID No.)

                   1300 Summit Avenue, Fort Worth, Texas 76102
                   -------------------------------------------
                    (Address of principal executive offices)

                                 (817) 336-6817
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                   -------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT
                Not Applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
                Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP
                Not Applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                Not Applicable

ITEM 5. OTHER EVENTS
                Not Applicable

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS
                Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

            Exhibit
            Number            Description of Exhibit
            ------            ----------------------

            99.1              Press Release dated April 10, 2003

ITEM 8. CHANGE IN FISCAL YEAR
                Not Applicable

ITEM 9. REGULATION F D DISCLOSURE
                See Item 12

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR
         WAIVER OF A PROVISION OF THE CODE OF ETHICS
                Not Applicable

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S
         EMPLOYEE BENEFIT PLANS
                Not Applicable

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 10, 2003, Summit Bancshares, Inc. ("Summit Bancshares") issued a press release announcing its earnings for the first quarter of 2003. A copy of Summit Bancshares' press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 12 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SUMMIT BANCSHARES, INC.

DATE: April 11, 2003                  By: /s/  Bob G. Scott
                                          --------------------------------------
                                          Bob G. Scott, Chief Operating Officer

                                  EXHIBIT INDEX

            Exhibit
            Number            Description of Exhibit
            ------            ----------------------

            99.1              Press Release dated April 10, 2003